UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2012 (August 10, 2012)

AG Mortgage Investment Trust, Inc.

(Exact name of Registrant as specified in its charter)

Maryland	001-35151	27-5254382
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

245 Park Avenue, 26th floor

New York, New York 10167

(212) 692-2000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 10, 2012, the AG Mortgage Investment Trust, Inc. (the “Company”) and AG REIT Management, LLC entered into an Underwriting Agreement (the “Underwriting Agreement”) with Deutsche Bank Securities Inc., Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc. as the representatives of the several underwriters named on Schedule A to the Underwriting Agreement (the “Underwriters”), relating to (i) the issuance and sale of 6,000,000 shares of the Company’s common stock, par value $0.01 per share, to the Underwriters and (ii) the grant by the Company to the Underwriters of an option to purchase all or part of 900,000 additional shares of the Company’s common stock (together, the “Shares”). On August 10, 2012, the Underwriters exercised their option to purchase all of the 900,000 additional shares of the Company’s common stock. The closing of the offering and sale of the 6,900,000 shares, which is subject to customary closing conditions, is expected to occur on August 15, 2012.

The Shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-182671), which was declared effective by the Securities and Exchange Commission on July 20, 2012.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit. For a more detailed description of the Underwriting Agreement, see the disclosure under the caption “Underwriting” contained in the Company’s Prospectus Supplement, dated August 10, 2012, which has been filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which disclosure is hereby incorporated by reference.

In connection with the filing of the Underwriting Agreement, the Company is filing as Exhibit 5.1 hereto the opinion of its counsel, Saul Ewing LLP.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated August 10, 2012, by and among AG Mortgage Investment Trust, Inc., AG REIT Management, LLC, Deutsche Bank Securities Inc., Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc.

5.1	Opinion of Saul Ewing LLP with respect to the legality of the shares.

23.1	Consent of Saul Ewing LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AG MORTGAGE INVESTMENT TRUST, INC.

Date: August 14, 2012	By:	/s/ Allan Krinsman
Allan Krinsman Assistant Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
1.1	Underwriting Agreement, dated August 10, 2012, by and among AG Mortgage Investment Trust, Inc., AG REIT Management, LLC, Deutsche Bank Securities Inc., Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc.

5.1	Opinion of Saul Ewing LLP with respect to the legality of the shares.

23.1	Consent of Saul Ewing LLP (included in Exhibit 5.1).